UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2007
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		Number)
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391

Detroit, Michigan	48226

(Address of principal executive offices)	(zip code)
(313) 222-6317
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
Comerica Incorporated (“Comerica”) previously announced that it would host its 2007 California Investor Forum, beginning at 8:00 a.m. PT, on Tuesday, May 1, 2007, at Comerica’s Southern California headquarters, 2000 Avenue of the Stars, Century City, California. To access the live audio webcast, visit the “Investor Relations” area of Comerica’s website at www.comerica.com. Replays will be available at the same location approximately two hours following the conclusion of the forum. A copy of the presentation slides, which will be discussed at the forum, is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits
          99.1 2007 California Investor Forum Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom
Name:	Jon W. Bilstrom
Title:	Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Secretary
Date: April 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	2007 California Investor Forum Presentation Slides